UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024
__________________________
MARCUS & MILLICHAP, INC.
(Exact name of Registrant as Specified in its Charter)
__________________________

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
23975 Park Sorrento, Suite 400
Calabasas, California 91302
(Address of Principal Executive Offices including Zip Code)
(818) 212-2250
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 8, 2024, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information furnished on this Form 8-K, including the attached exhibit, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 2, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and its stockholders cast their votes as follows:
Proposal 1: Election of Directors
The following individuals were elected to serve as directors for a three-year term ending with the 2027 Annual Meeting by the votes shown below:

	For	Withheld	Broker Non-Votes
Collete English Dixon............................................................	36,128,604	310,286	1,249,573
Lauralee E. Martin.................................................................	35,970,177	468,713	1,249,573
Nicholas F. McClanahan........................................................	35,870,132	568,758	1,249,573
In addition, the incumbent members of our Board, George M. Marcus, George T. Shaheen, Don C. Watters, Norma J. Lawrence and Hessam Nadji will continue to serve as our directors following the Annual Meeting.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2024
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was ratified by the votes shown below:

For	Against	Abstain	Broker Non-Votes(1)
37,606,124	67,050	15,289	0

(1) Pursuant to the rules of the New York Stock Exchange, Proposal 2 constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.
Proposal 3: Advisory Vote on Executive Compensation
The non-binding resolution regarding the compensation paid to the Company’s named executive officers (the “say-on-pay vote”) was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
25,888,652	10,534,106	16,132	1,249,573

Proposal 4: Approval of the Amended and Restated 2013 Omnibus Equity Incentive Plan
The Company’s Amended and Restated 2013 Omnibus Equity Incentive Plan was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
29,565,647	4,936,165	1,937,078	1,249,573
Proposal 5: Approval of the Amended and Restated Employee Stock Purchase Plan
The Company’s Amended and Restated Employee Stock Purchase Plan was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
36,418,490	17,546	2,854	1,249,573
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results for First Quarter 2024” dated May 8, 2024.

104	Cover Page Interactive Data File—the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 8, 2024	By:	/s/ Steven F. DeGennaro
Steven F. DeGennaro Chief Financial Officer
4